American Century Municipal Trust Prospectus Supplement Tax-Free Money Market Fund
Supplement dated August 1, 2009 ¡ Prospectus dated October 1, 2008

Effective August 1, 2009, the advisor waived 0.054% of the fund's management fee. The advisor expects this waiver to continue for one year and cannot terminate it without consulting with the Board of Trustees.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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